UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2019

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-38342	82-2809631
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1460

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

In this Current Report on Form 8-K, the terms “we,” “us” and “our” refer to Industrial Logistics Properties Trust and certain of its subsidiaries, unless the context indicates otherwise.

Item 1.01.             Entry into a Material Definitive Agreement.

On February 14, 2019, we entered an Agreement of Purchase and Sale, or the GPT Purchase Agreement, with certain subsidiaries of GPT Operating Partnership LP, or collectively, GPT, pursuant to which we agreed to acquire from GPT eight industrial properties located in the Indianapolis, Indiana and Cincinnati, Ohio market areas with an aggregate of approximately 4.2 million rentable square feet for a purchase price of $280.0 million, excluding acquisition related costs.

The GPT Purchase Agreement contains customary representations, warranties and covenants. Pursuant to the GPT Purchase Agreement, on February 14, 2019, we completed the acquisition of seven of the eight GPT properties for a purchase price of $249.5 million, excluding acquisition related costs. The acquisition of the remaining industrial property for a purchase price of $30.5 million, excluding acquisition related costs, is expected to occur by April 15, 2019, subject to an option for either party to terminate the GPT Purchase Agreement solely with respect to such property at any time.

Also on February 14, 2019, we entered an Agreement of Purchase and Sale, or the CCIT II Purchase Agreement, with certain indirect subsidiaries of Cole Office & Industrial REIT (CCIT II), Inc., or collectively, CCIT II, pursuant to which we agreed to acquire from CCIT II 18 industrial properties located in 12 states with an aggregate of approximately 8.7 million rentable square feet for a purchase price of $625.3 million, excluding acquisition related costs and including the assumption of $57.0 million of mortgage debt.

Pursuant to the CCIT II Purchase Agreement, we paid to CCIT II a deposit in the amount of $31.3 million which is non-refundable after the expiration of the 30 day due diligence period, and we have the right to terminate the CCIT II Purchase Agreement at any time prior to the expiration of such due diligence period. The CCIT II Purchase Agreement provides for our right to exclude up to 2 of the18 CCIT II properties from the acquisition due to a casualty or condemnation of a property. The CCIT II Purchase Agreement also contains customary representations, warranties and covenants. The acquisition of the 18 CCIT II properties is expected to occur by April 15, 2019, subject to an option for either party to extend the closing date of the acquisition of certain properties to obtain certain approvals and documentation.

We acquired seven of the eight GPT properties and expect to acquire the remaining properties pursuant to the GPT Purchase Agreement and CCIT II Purchase Agreement, or collectively, the Purchase Agreements, with cash on hand from the proceeds from our $650.0 million mortgage loan we obtained in January 2019 and borrowings under our $750.0 million revolving credit facility.

The foregoing descriptions of the Purchase Agreements are not complete and are subject to and qualified in their entirety by reference to the copies of the Purchase Agreements attached as Exhibits 2.1 and 2.2 hereto and incorporated herein by reference.

Item 2.01.             Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 of this Current Report on Form 8-K regarding the completion of the acquisition of seven of the GPT properties pursuant to the GPT Purchase Agreement is incorporated into this Item 2.01 by reference.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                                          THIS CURRENT REPORT ON FORM 8-K STATES THAT WE ENTERED AN AGREEMENT TO ACQUIRE EIGHT PROPERTIES FROM GPT AND AN AGREEMENT TO ACQUIRE 18 PROPERTIES FROM CCIT II AND THE ACQUISITIONS OF THE REMAINING PROPERTIES ARE EXPECTED TO OCCUR BY APRIL 15, 2019. THE REMAINING ACQUISITIONS ARE SUBJECT TO CONDITIONS. THESE CONDITIONS MAY NOT BE MET AND THESE ACQUISITIONS MAY NOT OCCUR, MAY BE DELAYED OR THE TERMS MAY CHANGE.

•                                          THIS CURRENT REPORT ON FORM 8-K INDICATES THAT WE INTEND TO ACQUIRE THE REMAINING PROPERTIES WITH CASH ON HAND AND BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY. WE MAY, HOWEVER, SEEK TO OBTAIN ALTERNATE FINANCING WHICH MAY BE ON TERMS AND CONDITIONS THAT ARE LESS FAVORABLE TO US THAN OTHERWISE USING CASH ON HAND OR BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY. IN ADDITION, OUR ABILITY TO BORROW UNDER OUR REVOLVING CREDIT FACILITY IS SUBJECT TO CONDITIONS, WHICH WE MAY FAIL TO SATISFY. FURTHER, WE ARE OBLIGATED TO PAY INTEREST ON OUR BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY AT A RATE EQUAL TO LIBOR PLUS A PREMIUM THAT IS SUBJECT TO ADJUSTMENT BASED UPON CHANGES TO OUR LEVERAGE. ACCORDINGLY, WE ARE VULNERABLE TO CHANGES IN SHORT TERM INTEREST RATES, SPECIFICALLY LIBOR. AS A RESULT, OUR COST OF BORROWING MAY BE HIGHER THAN CURRENTLY EXPECTED AND MAY REDUCE THE EXPECTED BENEFITS OF THE ACQUISITIONS TO US.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired.

No financial statements are being filed with this report.  Any required financial statements in connection with the acquisition described in Item 2.01 will be filed by amendment pursuant to Item 9.01(a)(4) within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b)                                 Pro Forma Financial Information.

No pro forma financial information is being filed with this report.  Any required pro forma financial information in connection with the acquisition described in Item 2.01 will be filed by amendment pursuant to Item 9.01(b)(2) within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d)                                 Exhibits.

2.1	Agreement of Purchase and Sale, dated as of February 14, 2019, by and among the Company and certain subsidiaries of GPT Operating Partnership LP.* (Filed herewith.)

2.2	Agreement of Purchase and Sale, dated as of February 14, 2019, by and among the Company and certain indirect subsidiaries of Cole Office & Industrial REIT (CCIT II), Inc.* (Filed herewith.)

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. We will furnish copies of any such schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

By:	/s/ Richard W. Siedel, Jr.
Name:	Richard W. Siedel, Jr.
Title:	Chief Financial Officer and Treasurer

Dated: February 20, 2019